UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report : Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	Nasdaq Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On May 16, 2023, Todd F. Clossin, President and Chief Executive Officer of Wesbanco, Inc. (the “Company”), informed the Company of his intention to retire from employment with the Company effective August 1, 2023. In connection with Mr. Clossin’s retirement, the Company intends to appoint Jeffrey H. Jackson, the Company’s Senior Executive Vice President & Chief Operating Officer, to serve as the Company’s President and Chief Executive Officer effective as of August 1, 2023.

Mr. Jackson, age 50, has served as Senior Executive Vice President & Chief Operating Officer since joining the Company in August 2022. Prior to joining the Company, Mr. Jackson was employed by First Horizon Bank in various roles of increasing responsibility, most recently as Executive Vice President and Chief Operating Officer of regional banking in Memphis, Tennessee. For more information regarding Mr. Jackson’s background, please see Mr. Jackson’s biography set forth in the Company’s definitive Proxy Statement for its 2023 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 15, 2023, which is incorporated herein by reference.

The Company expects to enter into amended compensatory arrangements with Mr. Jackson in connection with his appointment as President and Chief Executive Officer, the details of which have not been finalized as of the date of this filing.

Except as described herein, there are no arrangements or understandings between Mr. Jackson and any other person pursuant to which Mr. Jackson will be selected as President and Chief Executive Officer. Mr. Jackson has no family relationships with any other executive officer or director of the Company. Mr. Jackson has not been involved in any related person transactions with the Company that would require disclosure under Item 404(a) of SEC Regulation S-K.

Following his retirement, Mr. Clossin will continue as a Vice Chairman of the Board of Directors and will serve on its Executive Committee.

Item 8.01 Other Events.

On May 16, 2023, the Company issued a press release announcing the retirement of Mr. Clossin and the related intention to appoint Mr. Jackson as the Company’s President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 – Press release dated May 16, 2023.

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	May 16, 2023	By:	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Executive Vice President and Chief Financial Officer